EXHIBIT 21.1

LIST OF SUBSIDIARIES OF THE REGISTRANT

NAME OF SUBSIDIARY	JURISDICTION
JJRR, LLC	Delaware
Long Distance Savings Solutions, LLC	Delaware
Neutral Tandem, Inc.	Delaware
Neutral Tandem-Alabama, LLC	Delaware
Neutral Tandem-Arizona, LLC	Delaware
Neutral Tandem-Arkansas, LLC	Delaware
Neutral Tandem-California, LLC	Delaware
Neutral Tandem-Colorado, LLC	Delaware
Neutral Tandem-Delaware, LLC	Delaware
Neutral Tandem-Florida, LLC	Delaware
Neutral Tandem-GVT, LLC	Delaware
Neutral Tandem-Georgia, LLC	Delaware
Neutral Tandem-Hawaii, LLC	Delaware
Neutral Tandem-Idaho, LLC	Delaware
Neutral Tandem-Illinois, LLC	Delaware
Neutral Tandem-Indiana, LLC	Delaware
Neutral Tandem-Iowa, LLC	Delaware
Neutral Tandem-Kansas, LLC	Delaware
Neutral Tandem-Kentucky, LLC	Delaware
Neutral Tandem-Louisiana, LLC	Delaware
Neutral Tandem-Maine, LLC	Delaware
Neutral Tandem-Maryland, LLC	Delaware
Neutral Tandem-Massachusetts, LLC	Delaware
Neutral Tandem-Michigan, LLC	Delaware
Neutral Tandem-Minnesota, LLC	Delaware
Neutral Tandem-Mississippi, LLC	Delaware
Neutral Tandem-Missouri, LLC	Delaware
Neutral Tandem-Montana, LLC	Delaware
Neutral Tandem-Nebraska, LLC	Delaware
Neutral Tandem-Nevada, LLC	Delaware
Neutral Tandem-New Hampshire, LLC	Delaware
Neutral Tandem-New Jersey, LLC	Delaware
Neutral Tandem-New Mexico, LLC	Delaware
Neutral Tandem-New York, LLC	Delaware
Neutral Tandem-North Carolina, LLC	Delaware
Neutral Tandem-North Dakota, LLC	Delaware
Neutral Tandem-Oklahoma, LLC	Delaware
Neutral Tandem-Oregon, LLC	Delaware
Neutral Tandem-Pennsylvania, LLC	Delaware
Neutral Tandem-Puerto Rico, LLC	Delaware
Neutral Tandem-Rhode Island, LLC	Delaware
Neutral Tandem-South Carolina, LLC	Delaware
Neutral Tandem-South Dakota, LLC	Delaware
Neutral Tandem-Tennessee, LLC	Delaware
Neutral Tandem-Texas, LLC	Delaware
Neutral Tandem-Utah, LLC	Delaware
Neutral Tandem-Vermont, LLC	Delaware
Neutral Tandem-Virginia, LLC	Delaware
Neutral Tandem-Washington, D.C., LLC	Delaware
Neutral Tandem-Washington, LLC	Delaware
Neutral Tandem-West Virginia, LLC	Delaware
Neutral Tandem-Wyoming, LLC	Delaware